Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes	Income TaxesThe quarterly income tax provision reflects an estimate of the corresponding quarter’s state taxes in the United States. The provision for income tax expense for the three months ended March 31, 2021 and 2020 was determined based upon estimates of the Company’s annual effective tax rate for the years ending December 31, 2021 and 2020 respectively. Since the company is in a full valuation allowance position, due to losses incurred since inception, the provision for taxes consist solely of state minimum taxes. The Company has no uncertain tax positions or any unrecognized tax benefits.	Income Taxes
The Company had no federal provision for income taxes as the Company has incurred operating losses since inception. The Company’s state tax provision, which was current, was $37,000, $36,000 and $56,000 for the years ended December 31, 2018, 2019 and 2020 respectively.
The Company’s effective tax rate, as a percentage of pretax income, differs from the statutory federal rate primarily due to the valuation allowance that the Company records on its deferred tax assets as management believes it is more likely than not that the deferred tax assets will not be fully realized.
The reconciliation of the Federal statutory income tax provision for the Company’s effective income tax provision (in thousands):

	Year Ended December 31,
	2018	2019	2020
Tax at federal statutory rate	$(7,170)	$(8,014)	$(10,042)
State taxes, net of federal effect	29	28	42
Non-deductible expenses	79	86	67
Stock based compensation	349	931	1,077
Change in valuation allowance	6,692	6,968	8,814
Other	58	37	98
Provision for income taxes	$37	$36	$56
The significant components of the Company’s deferred tax assets and liabilities consisted of (in thousands):

	December 31,
	2018	2019	2020
Deferred tax assets:
Accruals and reserves	$1,107	$1,412	$2,472
Inventory and deferred revenue	1,700	1,210	690
Stock compensation	547	984	1,151
Other	35	307	670
Net operating loss carryforwards	34,130	43,469	53,550
Gross deferred tax assets	37,519	47,382	58,533
Less: valuation allowance	(36,900)	(46,042)	(56,581)
Total deferred tax assets	619	1,340	1,952
Deferred tax liabilities:
Fixed assets	(619)	(1,340)	(1,952)
Gross deferred tax liabilities	(619)	(1,340)	(1,952)
Net deferred tax assets	$—	$—	$—
Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (b) operating losses and tax credit carryforwards. Net deferred tax assets consist primarily of net operating losses of approximately $53.6 million as of December 31, 2020 related to U.S. federal and state taxes. A valuation allowance is provided when it is more likely than not that the deferred tax assets will not be realized. The Company has established a valuation allowance to offset deferred tax assets as of December 31, 2019 and 2020 due to the uncertainty of realizing future benefits from its net operating loss carryforwards and other deferred tax assets. The valuation allowance increased by approximately $9.1 million and $10.5 million in the years ended December 31, 2019 and 2020 respectively.
Federal and state net operating loss carryforwards of approximately $172.0 million and $116.9 million for income tax purposes are available to offset future taxable income as of December 31, 2019. Federal and state net operating loss carryforwards of approximately $211.8 million and $146.8 million for income tax purposes are available to offset future taxable income as of December 31, 2020. If not used, these carryforwards will begin to expire in varying amounts beginning in 2030. Federal carryforwards of $103.4 million originating in 2018 do not have an expiration date.
Federal and state laws impose substantial restrictions on the utilization of net operating loss and tax credit carryforwards in the event of an ownership change for tax purposes, as defined in Section 382 of the Internal Revenue Code. Depending on the significance of past and future ownership changes, the Company’s ability to realize the potential future benefit of tax losses and tax credits that existed at the time of the ownership change may be significantly reduced. The Company has not yet performed a Section 382 study to determine the amount of reduction, if any.
The Company’s policy is to recognize interest expense and penalties related to income tax matters as a component of income tax expense. There was no accrued interest and penalties associated with uncertain tax positions as of December 31, 2019 and 2020.
The Company’s tax years 2010 through current will remain open for examination by the federal and state authorities for three and four years, respectively, from the date of utilization of any net operating loss credits. The Company is not currently under examination by income tax authorities in federal, state, or other jurisdictions.